                                                                   EXHIBIT 10.20

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of June 23, 1999, is among SOFTWARE SPECTRUM, INC., a corporation duly organized and validly existing under the laws of the State of Texas (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), THE CHASE MANHATTAN BANK, individually as a Bank and as administrative agent for itself and the other Banks (in its capacity as administrative agent, together with its successors in such capacity "Administrative Agent") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), individually as a Bank and as collateral agent for itself and the other Banks (in its capacity as collateral agent, together with its successors in such capacity, the "Collateral Agent").

                                    RECITALS:

         Borrower, the Banks, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 11, 1998 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 15, 1998, the "Agreement"). Borrower, the Banks, the Administrative Agent and the Collateral Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                    Amendment

         Section 2.1 Amendment to definition of "Revolving Termination Date". Effective as of the date hereof, the definition of "Revolving Termination Date" in Section 1.1 of the Agreement is amended in its entirety to read as follows:

                  "Revolving Termination Date" means March 11, 2002, or such earlier date on which the Revolving Commitments terminate as provided in this Agreement.


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 1

         Section 2.2 Amendment to Section 9.4. Effective as of the date hereof, clause (ii) of Section 9.4 of the Agreement is amended in its entirety to read as follows:

                  (ii) Borrower may repurchase its capital stock as follows: (A) prior to January 31, 1999, in one or more transactions pursuant to its stock repurchase program in existence on the Closing Date if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (A) since the Closing Date (including the repurchase in question) shall not exceed One Million Seven Hundred Fifty Thousand Dollars ($1,750,000; (B) prior to June 23, 1999, in one or more transactions pursuant to a stock repurchase program approved by its board of directors in July of 1998 if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (B) (including the repurchase in question but excluding those made pursuant to clause (A) of this clause (ii)) shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000); (C) on or after June 23, 1999, but prior to December 31, 2000, Borrower may repurchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom, the aggregate purchase price paid for all such repurchases under this clause (C) (including the repurchase in question) is less than or equal to Ten Million Dollars ($10,000,000) and, after giving effect to the repurchase in question, the average amount of the Borrowing Availability as of the end of each Business Day during the 30 day period ending on the date of the repurchase in question (the "Average Availability") is equal to or greater than Thirty Million Dollars ($30,000,000); (D) on or after January 1, 2001, but prior to December 31, 2001, Borrower may repurchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom and the aggregate purchase price paid for all such repurchases under this clause (D) (including the repurchase in question) is less than or equal to Five Million Dollars ($5,000,000) and the Average Availability, after giving effect to the repurchase in question, is equal to or greater than Thirty Million Dollars ($30,000,000); and (E) on or after January 1, 2002, Borrower may purchase its capital stock if at the time of each such purchase and after giving effect thereto no Default exists or would result therefrom, the aggregate purchase price paid for all such repurchases under this clause (E) (including the repurchase in question) is less than or equal to Five Million Dollars ($5,000,000) and the Average Availability, after giving effect to the repurchase in question, is equal to or greater than Thirty-Five Million Dollars ($35,000,000); and

         Section 2.3 Amendment to Exhibit "D". Effective as of the date hereof, Exhibit "D" of the Agreement is amended to read in its entirety as set forth on Exhibit "D" of this Amendment.


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 2

                                    ARTICLE 3

                                  Miscellaneous

         Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Banks and the Agents agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 3.2 Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower and each Obligated Party and does not and will not: (1) violate any provision of law applicable to Borrower or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Borrower or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon Borrower or any Obligated Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any Obligated Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of Borrower or any Obligated Party; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower or any Obligated Party; and (d) except as previously disclosed to Administrative Agent, the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrower and each Obligated Party, resolutions of the Borrower attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, and resolutions of Spectrum Integrated Services, Inc. attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, have not been modified or rescinded since March 6, 1998, and remain in full force and effect, and the officers identified in each such Secretary's Certificate continue to hold the offices set forth in such certificate.

         IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND EACH OBLIGATED PARTY (BY ITS EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT WAIVES


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 3

ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT.

         Section 3.3 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 3.4 Expenses of Agents. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent or Collateral Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Administrative Agent's legal counsel.

         Section 3.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.6 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 3.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 3.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 3.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 3.10 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 4

Executed as of the date first written above.


                                       BORROWER:

                                       SOFTWARE SPECTRUM, INC.




                                       By:   /s/ ROBERT D. GRAHAM
                                            ------------------------------------
                                             Robert D. Graham
                                             Vice President & General Counsel

                                       ADMINISTRATIVE AGENT:


                                       THE CHASE MANHATTAN BANK, individually
                                       as a Bank and as the Administrative Agent


                                       By:  /s/ KANAK KAPUR
                                           ------------------------------------
                                             Kanak Kapur
                                             Vice President



SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 5

                                       COLLATERAL AGENT:

                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                       (formerly known as Texas Commerce Bank
                                       National Association), individually as a
                                       Bank and as the Collateral Agent


                                       By:  /s/ JOHN P. DEAN
                                           ------------------------------------
                                             John P. Dean,
                                             Sr. Vice President


                                       OTHER BANKS:


                                       NATIONAL CITY BANK, KENTUCKY

                                       By:  /s/ GLENN E. NORD
                                           ------------------------------------
                                            Name:   Glenn E. Nord
                                                   ----------------------------
                                            Title:  Vice President
                                                   ----------------------------

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:    /s/ JAMES M. STEFF
                                             -----------------------------------
                                             Name:  James M. Steff
                                                   -----------------------------
                                             Title: Vice President
                                                   -----------------------------

                                       FOOTHILL CAPITAL CORPORATION


                                       By:   /s/ MICHAEL P. BARANOWSKI
                                             -----------------------------------
                                             Name:   Michael P. Baranowski
                                                   -----------------------------
                                             Title:  Vice President
                                                   -----------------------------



SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 6

                                 ACKNOWLEDGMENT




         The undersigned hereby consents and agrees to this Amendment, including, without limitation, the extension of the Revolving Termination Date as provided herein, and hereby ratifies and confirms each of the Loan Document to which it is a party and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Witness due execution hereof by the undersigned as of the date first written above.

                                       SPECTRUM INTEGRATED SERVICES, INC.




                                       By:  /s/ ROBERT D. GRAHAM
                                          --------------------------------------
                                          Robert D. Graham, Vice President &
                                          General Counsel






SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT- Page 7

                                   EXHIBIT "D"
                                       to
                             SOFTWARE SPECTRUM, INC.
                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate













EXHIBIT D, Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending _________ __, _____



To:      The Chase Manhattan Bank,
         as administrative agent
         600 Fifth Avenue, 4th Floor
         New York, New York 10020

         and each Bank

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 8.1(c) of that certain Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of March 11, 1998 among SOFTWARE SPECTRUM, INC. (the "Borrower"), THE CHASE MANHATTAN BANK, as administrative agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as collateral agent and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.


                                                                                                 Compliance
                                                                                                 ----------
2.       SECTION 8.1 - FINANCIAL STATEMENTS AND RECORDS


         (a) Annual audited financial statements of Borrower on or before 91                 Yes      No     N/A
             days after the end of each Fiscal Year.

         (b) Quarterly unaudited financial statements of Borrower on a                       Yes      No     N/A
             consolidated and consolidating basis within 46 days of each
             Fiscal Quarter end.

         (c) Borrowing Base Report together with the Receivables Reports                     Yes      No     N/A
             within 20 days of each month end or within 20 days of any other date required by the Administrative Agent.




EXHIBIT "D" - Compliance Certificate - Page 1

      (d) If Daily Collection Event occurs, Receivable Reports                              Yes      No      N/A

          (i) weekly or
          (ii) daily

      (e) Projections within 30 days before the start of each Fiscal                        Yes      No      N/A
          Year.

3.  SECTION 8.10 - COLLATERAL MATTERS

      (a) Aggregate book value of inventory held by third parties         $___________
      (b) Limit                                                           $  2,500,000
      (c) Collateral perfection/protection required                                         Yes               No
      (d) Material Subsidiary created or acquired?                                          Yes               No
      (e) If line (d) is yes, have 8.10(b) and (c) collateral measures                     Yes               No
          been taken?

4.  SECTION 9.1 - DEBT

      No Additional Debt except:

      (a) Purchase money not to exceed:                                   $  5,000,000
          Actual Outstanding:                                             $___________      Yes               No

      (b) Guaranties of surety and other bonds not to exceed:             $  4,000,000
          Actual Outstanding:                                             $___________      Yes               No
      (c) Outstanding Guaranties of permitted Debt of Foreign Subs
          and Foreign Ventures                                            $___________      Yes               No
      (d) Outstanding Loans, advances, other extensions of credit, investments and contributions to Foreign Subs (excluding
          Software Spectrum Canada in an amount up to the gross
          Dollar amount of receivables of Software Spectrum
          Canada) and Foreign Ventures                                    $___________      Yes               No
      (e) Total Foreign Subsidiary Obligations (line 4(c) plus 4(d))      $___________
      (f) Foreign Subsidiary Limit                                                          Yes               No
          (i) $30,000,000 plus
          (ii) if 9.1(e)(ii) test satisfied $10,000,000                   $___________
      (g) Acquisition Debt incurred in any Fiscal Year not to                               Yes               No
          exceed                                                          $ 10,000,000
          Actual incurred in current Fiscal Year                          $___________      Yes               No
          (note: Incurrence Test must also be met)

      (h) Unsecured Vendor Debt not to exceed                             $ 20,000,000
          Actual Outstanding                                              $___________      Yes               No
          (note: Incurrence Test must also be met)
      (i) Unsecured Short Term Bank Debt not to exceed                    $  5,000,000
          Actual Outstanding                                              $___________      Yes               No





EXHIBIT "D" - Compliance Certificate - Page 2

5.    SECTION 9.3 - MERGERS, ETC.

      (a)  Has acquisition been consummated since last Compliance                           Yes               No
           Certificate?
      (b)  If line (a) yes, Purchase Price                                 $___________
      (c)  Aggregate Purchase Prices from prior acquisitions under         $___________
           9.3 in current Fiscal Year
      (d)  Purchase Price Limit per transaction                            $ 5,000,000      Yes      No      N/A
      (e)  Aggregate Purchase Price Limit per Fiscal Year                  $10,000,000      Yes      No      N/A
      (f)  Were the conditions in clauses (a) through (e) of Section
           9.3(iv) satisfied with respect to each acquisition?                              Yes      No      N/A

6.    SECTION 9.4 - DIVIDENDS

      (a)  Stock repurchases pursuant to stock repurchase program in existence at closing date not to exceed (note: no further stock repurchases permitted under this clause (a) after
           1/31/99)                                                        $  1,750,000
           Actual such repurchases since Closing Date:                     $___________     Yes      No      N/A
      (b)  Stock repurchases pursuant to 7/98 stock repurchase
           program not to exceed (note: no further stock repurchases
           permitted under this clause (b) after _______________)
           Actual such repurchases since 8/31/98 (excluding those
           included in clause (a)                                          $___________     Yes      No
      (c)  Stock repurchases for applicable period not to exceed:          $___________
           Actual repurchases during the applicable period:                $___________     Yes      No
      (d)  Attach as schedule evidence of compliance with Section
           9.4(iii) with respect to dividends and other stock
           repurchases                                                                      Yes      No      N/A

7.    SECTION 9.8 - DISPOSITION ASSETS

      (a)  Book Value of asset disposed of in sale leaseback
           transaction within the last 12 months                           $___________
           Actual not to exceed:                                           $    500,000     Yes      No      N/A
      (b)  Book value of assets disposed of within the last 12 months      $___________
           Actual not to exceed:                                           $    500,000     Yes      No      N/A

8.    SECTION 9.10 - PREPAYMENT OF DEBT

      No prepayment of Debt except:
      (a)  Obligations
      (b)  Foreign Sub Debt Guaranteed
      (c)  Prepayment of other Debt limited in any Fiscal Year to:         $    500,000
      (d)  Aggregate amount of other Debt so prepaid in current
           Fiscal Year                                                     $___________     Yes      No      N/A

9.    SECTION 10.1 - CONSOLIDATED NET WORTH

      (a)  Required Consolidated Net Worth                                 $ 72,000,000
      (b)  Actual Consolidated Net Worth
              (i)   shareholders equity                                     $___________
              (ii)  treasury stock                                          $___________
              (iii) 9(a) minus 9(b)                                         $___________     Yes      No      N/A



EXHIBIT "D" - Compliance Certificate - Page 3

  10.    SECTION 10.2 - INTEREST COVERAGE

         (a)  Net Income for applicable period                           $___________
         (b)  Plus net provisions for tax                                $___________
         (c)  Plus Interest Expense                                      $___________
         (d)  Plus amortization and depreciation                         $___________
         (e)  Borrower EBITDA: 10(a) plus 10(b), 10(c) and 10(d)         $___________
         (f)  Unfinanced Capital Expenditures                            $___________
         (g)  (line 10(e) minus line 10(f))                              $___________
         (h)  Interest Expense                                           $___________
         (i)  Interest Coverage (line 10(g) divided by line 10(h))           ___:1.00
         (j)  Minimum Interest Coverage                                      ___:1.00  Yes        No

  11.    SECTION 10.3 - CAPITAL EXPENDITURE LIMITS

         (a) Capital Expenditure limit for the period                    $___________
         (b) Actual Capital Expenditures                                 $___________  Yes        No

  12.    SECTION 10.4 - NET INCOME

         (a)  Net Income (most recent Fiscal Quarter)                    $___________  Yes        No
         (b)  less than -$2,500,000?
         (c)  Net Income (previous Fiscal Quarter)                       $___________  Yes        No
         (d)  12(a) plus 12(c) less than -$3,000,000?

  13.    DETERMINATION OF MARGIN AND FEES

         (a)  Borrower EBITDA: From 10(e)                                $___________
         (b)  All Capital Expenditures (financed and unfinanced)         $___________
         (c)  Actual technical support contract Capital Expenditures not to exceed $1,500,000 incurred in the period through
              the Fiscal Quarter ending January 31, 1999                 $___________
         (d)  (line 13(a) minus the positive sum of (i) line 13(b)
              minus (ii), if calculated for a period prior to
              February 1, 1999, line 13(c))                              $___________
         (e)  Interest Expense                                           $___________
         (f)  Interest Coverage Ratio (line 13(d) divided by line
              13(e))                                                         ___:1.00
         (g)  Adjustment to margin and fees required by Section 3.2?                   Yes        No
         (h)  If adjustment required, set forth below new margins and fees in accordance with Section 3.2:
              (i)   Base Margin                                              _______%
              (ii)  Libor Rate Margin and LC Fee                             _______%
              (iii) Commitment Fee                                           _______%

  14.    ATTACHED SCHEDULES

          Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

EXHIBIT "D" - Compliance Certificate - Page 4

15.  FINANCIAL STATEMENTS

     The unaudited financial statements attached hereto were prepared in accordance with GAAP but presented in accordance with the interim reporting rules and regulations of the Securities and Exchange Commission and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this ____ day of __________, _____.

                                            SOFTWARE SPECTRUM, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

EXHIBIT "D" - Compliance Certificate - Page 5